UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2022

FOMO CORP.

(Exact name of Registrant as specified in its Charter)

california	001-13126	83-3889101
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 E Erie St, Ste 525 Unit #2250, Chicago, IL 60611

(Address of principal executive offices)

(630) 286-9560

(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common	FOMC	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Explanatory Paragraph

The Company is amending this Form 8-k to include required disclosures left out of original filing

FOMO CORP. is referred to herein as “FOMO”, “the Company”, “we”, or “us”.

ITEM 4. CHANGES IN REGISTRANT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(a) Change of Independent Registered Public Accounting Firm

Effective January 28, 2022, the Company’s Board of Directors, acting as an Audit Committee that has not been separately appointed, approved a change of independent registered public accountants. The Company’s former independent auditors, Boyle CPA, LLC, audited the Company’s financial statements for the years ended December 31, 2019 and 2020.

There were no disagreements between the Company and Boyle CPA, LLC, for the most recent fiscal years ended December 31, 2020 and 2019 and any subsequent interim period through January 26, 2022 , on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Boyle CPA, LLC, would have caused Boyle CPA, LLC to make reference to the matter in its report on the Company’s financial statements; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K except for the material weaknesses described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. Boyle CPA, LLC, issued audit reports on our consolidated financial statements as of and for the years ended December 31, 2020 and 2019, neither of which contained any adverse opinion or disclaimer of opinion or were qualified or modified as to any uncertainty, audit scope or accounting principle, except the report for the fiscal year ended December 31, 2019 and 2020 included an explanatory paragraph concerning the Company’s ability to continue as a going concern.

The Company has provided Boyle CPA, LLC LP with a copy of the above disclosures. Attached as Exhibit 16.1 is a copy of Boyle CPA, LLC’s letter, dated January 28, 2022, stating its agreement with such statements.

(b) Newly Engaged Independent Registered Public Accounting Firm

Effective January 28, 2022, the Company’s Board of Directors, acting as an Audit Committee which has not been separately appointed, approved the appointment of Assurance Dimensions to serve as the Company’s independent registered public accounting firm. Prior to its engagement as the Company’s independent registered public accounting firm the Company had not consulted Assurance Dimensions with respect to the application of accounting principles to specific transactions or the type of audit opinion that might be rendered on the Company’s financial statements. Assurance Dimensions will also be performing the Company’s tax preparation.

The Company switched to Assurance Dimensions because of their experience in the Company’s industry, the increase in firm size, and because they have a location where the Company’s administrative operations are located. The engagement of Assurance Dimensions was effective on January 28, 2022.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Not applicable

(b) Pro forma financial information.

Not applicable

(c) Shell company transactions.

Not applicable

(d) Exhibits

Item	Title

16.1	Pursuant to Item 304(a)(1) of Regulation S-K, the Registrant herewith files the letter of Boyle CPA, LLC., former accountants to the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOMO CORP.

Date: January 31, 2022	By:	/s/ Vikram Grover
Vikram Grover
Chief Executive Officer